SCHEDULE 14C
                                 (Rule 14c-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934

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The Storm High Performance Sound Corporation
(Name of Registrant as Specified in Its Charter)


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                  The Storm High Performance Sound Corporation
                               8756 - 122nd Ave NE
                               Kirkland, WA 98033
                                 (425) 827-7817

INFORMATION STATEMENT

This Information Statement is being mailed to the Stockholders Of The Storm High Performance Sound Corporation a Florida Corporation ("SHPE") or (the "Company")on or about August 17, 2000, in connection with action taken by the Board of Directors and the Written Consent of the holders of at least a majority of the shares entitled to vote. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Securities Exchange Act of 1934, as amended, of these corporate actions before they take effect.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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

REINCORPORATION IN NEVADA

Introduction

The Board of  Directors  and  owners of a  majority  of the  outstanding  shares believes\ that the best interests of The Storm High Performance Sound Corporation and its shareholders will be served by changing the Company's state of incorporation from Florida to Nevada (the "Reincorporation" or the "Merger") because Nevada's corporate laws are more comprehensive and flexible. Throughout this Information Statement, the term "SHPE" refers to the existing Florida corporation ("The Storm High Performance Sound Corporation") and the term "North Coast" refers to the new Nevada corporation, which is the successor to SHPE.

Purpose for Reincorporation

Advantages to incorporation in Nevada include (1) no corporate income tax, (2) no taxes on corporate shares, (3) no franchise tax, (4) stockholders are not public record, (5) nominal annual fees and, (6) corporations may issue stock for capital, services, personal property, or real estate, including leases or options. The directors may determine the value of any of these transactions, and their decision is final. After considering the advantages and disadvantages of the Reincorporation, including the differences between Florida Law and Nevada Law, the Board of Directors and the owners of a majority of the outstanding shares of the voting stock of SHPE concluded that the benefits of being incorporated in Nevada outweigh the benefits of remaining in Florida in light of the detriments of remaining in Florida, including the continuing expense of Florida's annual corporate tax. The Board of Directors of SHPE believes that the best interests of SHPE and its shareholders will be served by changing SHPE's state of incorporation from Florida to Nevada.

See "Comparison of Shareholder Rights" and "Possible Disadvantages of the Reincorporation."

The Reincorporation will be effected by merging SHPE into North Coast. Upon completion of the merger, SHPE will cease to exist and North Coast will continue to operate the business of the SHPE.

Pursuant to the Agreement and Plan of Merger, a copy of which is attached hereto as Exhibit A (the "Merger Agreement"), each outstanding share of the SHPE's Common Stock will automatically be converted into one share of North Coast Common Stock, $.001 par value, upon the effective date of the merger. Each stock certificate representing issued and outstanding shares of SHPE's Common Stock will continue to represent the same number of shares of Common Stock of North Coast. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF NORTH COAST. However, shareholders may exchange their certificates if they so choose. The Common Stock of SHPE is listed for trading on the OTC Bulletin Board, and after the merger North Coast's Common Stock will continue to be traded on the OTC Bulletin Board without interruption, under the symbol ("NCPD") or such other trading symbol as may be permitted by the NASD.

Under Florida law, the affirmative vote of a majority of the outstanding shares of Common Stock of SHPE is required for approval of the Merger Agreement and the other terms of the Reincorporation. The Reincorporation has been unanimously approved by SHPE's Board of Directors and the holders of more than a majority of the outstanding shares of Common Stock of SHPE by a consent in lieu of a shareholders meeting. It is anticipated that the Merger will become effective within 20 calendar days following the mailing of this Information Statement.

Shareholders of SHPE will have dissenters' rights of appraisal with respect to the Merger if they comply with the provisions of Sections 607.1301, 607.1302 and
607.1320 of the Florida Business Corporation Act which are attached to this Information Statement as Exhibit D. See "Dissenters' Rights of Appraisal for the Reincorporation."

The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Articles of Incorporation of North Coast (the "Articles of Incorporation") and the Bylaws of North Coast, copies of which are attached hereto as Exhibits A, B and C, respectively.


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



APPROVAL BY SHAREHOLDERS OF THE REINCORPORATION CONSTITUTES APPROVAL OF THE MERGER AGREEMENT, THE ARTICLES OF INCORPORATION AND THE BYLAWS OF NORTH COAST AND ALL PROVISIONS THEREOF. A CONSENT IN LIEU OF A SHAREHOLDERS MEETING HAS BEEN RECEIVED FROM SHAREHOLDERS OWINING A MAJORITY OF THE OUTSTANDING SHARES.

Principal Reasons for the Reincorporation

Prominence, Predictability and Flexibility of Nevada Law. For many years Nevada has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Nevada initially as a state of incorporation or have subsequently changed corporate domicile to Nevada in a manner similar to that proposed by SHPE.

Reduced Corporate Fees and Taxes. One of the reasons for reincorporating in Nevada is that the corporate tax and related fees that SHPE pays as a Florida corporation, and the corporate tax and related fees that North Coast will pay based upon its increased capitalization are higher than the comparable fees for a Nevada Corporation.

Increased Ability to Attract and Retain Qualified Directors. Both Florida and Nevada law permit a corporation to include a provision in its charter document which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is SHPE's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that SHPE may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. SHPE believes that, in general, Nevada law provides greater protection to directors and officers than Florida law.

No Change in the Board Members, Business, Management, or Location of Principal Facilities of SHPE

The Reincorporation will effect a change only in the legal domicile of SHPE, the corporate name, the authorized capital and certain other changes of a legal nature, certain of which are described in this Information Statement. The Reincorporation will NOT result in any change in the business, management, location of the principal facilities of SHPE, fiscal year, assets or liabilities. As noted above, after the Reincorporation the shares of Common Stock of North Coast will continue to be traded, without interruption, on the OTC Bulletin Board and under the symbol ("NCPD") or such other trading symbol as may be permitted by the NASD.

Anti-Takeover Implications

Nevada, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate Articles of Incorporation or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation is not being proposed in order to prevent such a change in control, nor is it in response to any present attempt known to the Board of Directors to acquire control of SHPE or to obtain representation on the Board of Directors.

In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated SHPE's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of SHPE may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a shareholder rights plan and severance agreements for its management and key employees which become effective upon the occurrence of a change in control of SHPE. None of these measures has been implemented by SHPE under Florida law and none has been provided for by North Coast under Nevada law.


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

The Articles and Bylaws of SHPE and North Coast

The provisions of the North Coast Articles of Incorporation and Bylaws are similar to SHPE Articles of Incorporation and Bylaws in many respects. However, the Reincorporation includes the implementation of certain provisions in the North Coast Bylaws which alter the rights of shareholders and the powers of management. Approval by Shareholders of the Reincorporation constituted an approval of the inclusion in the North Coast Articles of Incorporation and Bylaws of the provisions described below. In addition, North Coast could implement certain other changes by amendment of its Articles of Incorporation or Bylaws. For a discussion of such changes, see "Comparison of Shareholder Rights." This discussion of the Articles of Incorporation and Bylaws of North Coast is qualified by reference to Exhibits B and C hereto, respectively.

The Articles of Incorporation of SHPE currently authorize SHPE to issue up to fifty million (50,000,000) shares of Common Stock, $.0001 par value. The Articles of Incorporation of North Coast will provide that North Coast will have two hundred million (200,000,000) authorized shares of Common Stock, $.001 par value and fifty million (50,000,000) authorized shares of Preferred Stock, $.001 par value.

Monetary Liability of Directors and Officers

The Articles of Incorporation of SHPE and the Articles of Incorporation of North Coast both provide for the elimination of personal monetary liability of directors and officers to the fullest extent permissible under law.

Size of the Board of Directors

The Articles of Incorporation and the Bylaws of North Coast provide for a Board of Directors consisting of one (1) to fifteen (15) directors with the exact number to be set by the Board of Directors. Until changed, the number of directors of North Coast will be set at two(2) directors. The Bylaws of SHPE provide for a Board of Directors consisting of not less than two(2) nor more than five(5) directors. The exact number of members of the Board of Directors of SHPE is presently set at two(2) members. Under Florida law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated ranges have been approved by the shareholders. Nevada law permits a corporation to provide in its Articles of Incorporation or in its Bylaws for a fixed number of directors or a variable number of directors within a fixed minimum and maximum, and for the manner in which the number of directors may be increased or decreased within the range. Following the Reincorporation, the Board of Directors of North Coast expects to change the size of the Board of Directors from one director to a number within the range specified in the Articles of Incorporation and the Bylaws without further stockholder approval.

Power to Call Special Shareholders' Meetings

Under Florida law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10 percent (10%) of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. SHPE's Bylaws permit a special meeting of shareholders to be called by the President, Board of Directors or the shareholders holding not less than fifty percent (50%) of the voting power of SHPE. Under Nevada law, a special meeting of stockholders may be called by the President, the Board of Directors or by the shareholders holding not less than fifty percent (50%)of the voting power of North Coast.

Filling Vacancies on the Board of Directors

Under Florida law, any vacancy on the board of directors including one created by removal of a director may be filled by the Board. A vacancy may be filled by a majority of the remaining directors then in office, or by a sole remaining director or by the shareholders, unless the Articles of Incorporation provide otherwise. The

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



Bylaws of SHPE provide that directors are elected by the shareholders including director vacancies and the shareholders may cumulate their votes for directors. Under Nevada law, vacancies and newly created directorships may be filled by a majority of the directors then in office even though less than a quorum) or by a sole remaining director, unless otherwise provided in the Articles of incorporation.

Action by Written Consent of the Shareholders

Both SHPE and North Coast provide that any action by the stockholders may be taken without a meeting if authorized by written consent of a majority of the voting power. SHPE requires that notice of the authorized action be provided to shareholders not entitled to vote on the action. North Coast does not require such notice.

Removal of Directors

The Bylaws of North Coast permit a director to be removed with or without cause by not less than two-thirds of the outstanding shares then entitled to vote in an election of directors. Florida law permits the removal of directors, with or without cause, by a majority of the outstanding shares then entitled to vote. Thus, because North Coast' Articles of Incorporation do not alter the applicability of Nevada law, after the Reincorporation it will require the vote of shareholders representing not less than two-thirds of the voting power of the outstanding shares to remove a director.

Comparison of Shareholder Rights

Although the corporate statutes of Nevada and Florida are substantially similar, certain differences exist. The most significant differences, in the judgment of the management of SHPE, are summarized below. This summary is not intended to be complete, and shareholders should refer to the Florida Business Corporation Act (the "Florida Law") and the Nevada Revised Statutes (the "Nevada Law") to understand how these laws will apply to SHPE and North Coast.

Classified Board of Directors. The Florida Law permits classification of a corporation's board of directors into one, two or three classes, with each class composed of as equal a number of directors as is possible, if provided for in a corporation's articles of incorporation, in its initial bylaws or in subsequent bylaws adopted by a vote of the shareholders. Neither the current Articles of Incorporation nor the current Bylaws of SHPE provide for multiple classes of directors.

The Nevada Law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. Since neither SHPE nor North Coast have a classified board, there will be no difference in shareholders' rights with respect to this issue.

Cumulative Voting. Cumulative voting for directors entitles shareholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Shareholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board of directors where such shareholders would not otherwise be able to elect any directors.

Under Florida Law, cumulative voting is not available unless provided in the corporation's articles of incorporation. The current Articles of Incorporation of SHPE do permit cumulative voting. The Nevada Law permits cumulative voting in the election of directors if provided in the Articles of Incorporation and as long as certain procedures are followed. The new Articles of Incorporation of North Coast will not permit cumulative voting.

Removal of Directors. The Florida Law provides that shareholders may remove directors with or without cause at a meeting expressly called for that purpose by a vote of the holders of a majority of shares entitled to vote at an election of directors, unless the corporation's articles of incorporation provide that directors

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

may be removed only for cause. If a director is elected by a voting group, only shareholders of that voting group may take part in the vote to remove the director. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal. However, in the event directors are elected by cumulative voting, directors may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against such removal.

None of the directors of SHPE are elected by a voting group but cumulative voting is permitted by the Articles of Incorporation of the SHPE. The Articles of Incorporation of SHPE do not contain a provision stating that directors may only be removed for cause. However, SHPE's Bylaws specifically provide that the directors may be removed with or without cause by the shareholders.

Under Nevada Law, a director of a corporation may be removed with or without cause only with the approval of at least two-thirds of the voting power of the outstanding shares entitled to vote. In addition, under the Nevada Law, the Articles of Incorporation may require the concurrence of more than two-thirds of the voting power of the outstanding shares entitled to vote to remove a director in office.

If a director is elected by a voting group, only shareholders of that voting group may take part in the vote to remove the director. In such case, a director of a corporation may be removed with or without cause only with the approval of at least two-thirds of the voting power of the voting group.

Under Nevada Law, in the event directors are elected by cumulative voting, any director or directors who constitute fewer than all of the incumbent directors may not be removed from office except upon the vote of shareholders owning sufficient shares to prevent each director's election under commulative voting. None of the directors of North Coast will be elected by a voting group and cumulative voting is not permitted by the Articles of Incorporation of North Coast.

Therefore, it will be more difficult under Nevada Law to remove a director from office because it will require the voting power of two-thirds of the outstanding shares instead of a simple majority required under Florida Law.

Vacancies on the Board of Directors. Under the Florida Law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum or by the shareholders, unless the articles of incorporation provide otherwise. The Articles of incorporation of SHPE do provide otherwise. The Articles of SHPE provide that only shareholders may elect directors. Any director so elected will hold office until the next shareholders' meeting at which directors are elected.

Nevada Law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. The change from Florida Law to Nevada Law will alter shareholders' rights with respect to filling vacancies.

Indemnification of Officers and Directors and Advancement of Expenses. The Florida and Nevada Laws have substantially identical provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Both Florida and Nevada Laws generally permit a corporation to indemnify its officers, directors, employees and agents against liability, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification can be made in the event the person seeking indemnification has been adjudicated liable, for the amount deemed proper, fair and reasonable by the appropriate court upon application thereto.

Both Florida and Nevada Laws require that to the extent that such officers, directors, employees and agents have been successful in defense of any proceeding,



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

they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith.

The Florida Law also provides that, unless a corporation's articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification if it determines that the director, officer, employee or agent is entitled to mandatory indemnification, or is entitled to indemnification in view of all the relevant circumstances, regardless of whether such person met the standard of conduct required by the Florida Law. Nevada Law does not have a comparable provision although Nevada Law provides that a court may order a corporation to provide indemnification to a director, officer, employee or agent to the extent it deems proper in view of all circumstances.

There is no significant difference in shareholder rights on this issue because SHPE does not have such a provision in its current Bylaws that would prevent a person from seeking a court order if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification.

Florida and Nevada Law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The Florida Law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. The SHPE Bylaws provide that such expenses shall be paid by the corporation. Thus, SHPE has no discretion to decide whether or not to advance expenses.

Under the Nevada Law, the articles of incorporation, bylaws or an agreement may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, North Coast has no discretion to decide whether or not to advance expenses.

There will be no difference in shareholders' rights with respect to this issue because the new Bylaws for North Coast and the Bylaws for SHPE both provide for mandatory advancement.

Limitation on Personal Liability of Directors. Under Florida Law, a director is not personally liable for monetary damages to the corporation, shareholders or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, unless (a) the director breached or failed to perform his duties as a director and (b) such breach or failure constitutes (1) a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (2) a transaction from which the director derived an improper personal benefit, (3) a circumstance resulting in an unlawful distribution, (4) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interests of the corporation or willful misconduct, or (5) in a proceeding by or in the right of one other than the corporation or a shareholder, recklessness or an act or omission committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property. The current Bylaws of SHPE limit the liability of directors of SHPE to the fullest extent permitted by law.

The Nevada Law has a similar provision permitting the adoption of provisions in the Bylaws limiting personal liability.

The new Articles of Incorporation for North Coast will not limit the liability of North Coast' directors and officers. Therefore, SHPE and North Coast have similar provisions on the coverage of liability.

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

Dividends. The Florida Law is more restrictive than the Nevada Law with respect to when dividends may be paid. Under Florida Law, unless otherwise provided in the articles of incorporation, a corporation may pay distributions, including repurchases of stock, unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount needed, if the corporation were dissolved at the time the distribution was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend.

The Nevada Law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically allowed in the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred shareholders.

The Articles of Incorporation of North Coast will not contain a specific exception to the Nevada Law that prohibits dividends be paid, if at the time the dividend is paid, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred shareholders. Therefore, there will not be any significant difference in shareholder rights with respect to dividends.

Amendment to Articles of Incorporation. The Florida Law and the Nevada Law require the approval of the holders of a majority of all outstanding shares entitled to vote, with each shareholder being entitled to one vote for each share so held, to approve proposed amendments to a corporation's articles of incorporation, unless the Articles of Incorporation or the Bylaws provide for different proportions. The Bylaws of North Coast provide that the holders of 10% of the stock outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business

Neither state requires shareholder approval for the board of directors of a corporation to fix the voting powers, designations, preferences, limitations, restrictions and rights of a class of stock, prior to issuance, provided that the corporation's organizational documents grant such power to its board of directors.

The holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so as to affect them adversely.

Since the Florida Law requires the approval of the holders of a majority of all outstanding shares entitled to vote to approve amendments to the articles of incorporation, and the Bylaws of North Coast require only 10% of the outstanding shares to constitute a quorum, there will be significant differences in shareholders' rights with respect to this issue.

Special Meetings of Shareholders. The Florida Law permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the Articles of Incorporation or bylaws to call a special shareholder meeting or by written request by the holders of not less than ten percent of all shares entitled to vote (unless a greater percentage, not to exceed 50%, is specified in the articles of incorporation). The Nevada Law does not address the manner in which special meetings of shareholders may be called.

The current Bylaws of SHPE provide that a special meeting of shareholders may be called by the President or the holders of not less than fifty percent of all shares entitled to vote. The North Coast Bylaws will provide that a special meeting of shareholders may be called by the President, the Board of Directors or the holders of not less than fifty percent of all shares entitled to vote. Thus, after the Reincorporation is consummated, the Board of Directors of North Coast will have the right to call a special shareholders meeting no matter what percentage of the voting power they possess.

Actions by Written Consent of Shareholders. The Florida Law and the Nevada Law both provide that, unless the articles of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock, having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting, consent to the action in writing. In addition, the Florida Law requires the corporation to give notice within ten days of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing.

The Articles of Incorporation of SHPE do not contain a provision restricting action by written consent of the shareholders nor do the new Articles of Incorporation of North Coast. Therefore, there will be no difference in shareholder rights with respect to action by written consent of the shareholders except that notice to shareholders not consenting or not entitled to vote is not required by the Articles of Incorporation or the Bylaws of North Coast.

Shareholder Inspection Rights. The Florida Law grants any shareholder the right to inspect and to copy for any proper purpose the corporation's stock ledger, a list of its shareholders, and its other records. A proper purpose is one reasonably related to such person's interest as a shareholder. Directors also have the right to examine the corporation's stock ledger, a list of its shareholders and its other records for a purpose reasonably related to their positions as directors.

Under Nevada Law a person must have been a shareholder of record for at least six months in order to have the right to inspect the corporation's stock ledger. In addition, the Nevada Law provides the right to inspect the corporation's financial records for a shareholder who owns at least 15% of the corporation's issued and outstanding shares, or has been authorized in writing by the holder(s) of at least 15% of the issued and outstanding shares. This financial record inspection right does not apply to any corporation that furnishes its stockholders a detailed annual financial statement. Nor does it apply to any corporation that is listed and traded on any recognized stock exchange.

Therefore, under Nevada Law there will be a difference in shareholders rights to inspect the corporation's stock ledger for persons who have been shareholders of SHPE for less than six months. There will not be any significant difference in shareholder rights, to inspect the corporation's stock ledger, for persons who have held their shares for more than six months.

Dissolution. Under Florida Law, the board of directors of a corporation may submit a proposal of voluntary dissolution to the shareholders. The board of directors must recommend dissolution to the shareholders as part of the dissolution proposal, unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders. The board of directors may condition the dissolution proposal on any basis. The shareholders must then approve the voluntary dissolution proposal by a majority vote of all votes entitled to be cast on that proposal, unless the articles of incorporation, bylaws adopted by the shareholders or the board of directors in making the dissolution proposal require a greater vote.

The Articles of Incorporation and Bylaws of SHPE are silent on the matter of dissolution.

Alternatively, under Florida Law, without any action on the part of the board of directors, shareholders may decide to dissolve a corporation by written consent. In this case, the action must be approved by a majority vote of all votes entitled to be cast on that proposal. Within 10 days of obtaining the written consent of the shareholders, the corporation must notify all other shareholders who did not so consent concerning the nature of the action authorized. This notice is required to be sent to shareholders regardless of whether or not they were entitled to vote on the action.

Similarly, under Nevada law a board of directors may adopt a resolution that the corporation be dissolved. The directors must recommend the dissolution proposal to the shareholders. The corporation must notify each shareholder entitled to vote on the dissolution proposal and the shareholders entitled to vote must approve the dissolution by a majority vote, unless the articles of incorporation or bylaws requires a greater percentage.

The Articles of Incorporation of North Coast will not contain a provision requiring a greater percentage than a majority to approve a dissolution. Thus, there will not be any significant difference in the rights of shareholders with respect to this issue.

Shareholder Vote for Mergers and Other Corporate Reorganizations. In general, both Florida Law and Nevada Law provide that mergers, share exchanges or a sale of substantially all of the assets of the corporation other than in the usual and regular course of business, must be approved by a majority vote of each voting group of shares entitled to vote on such transaction. However, under both Florida Law and Nevada Law, the Articles of Incorporation or the board of directors recommending the transaction may require a greater affirmative vote.

Neither the Articles of Incorporation of SHPE nor the Articles of North Coast require a greater affirmative vote. The Bylaws of SHPE also require approval of the Board of Directors for mergers, share exchanges, dissolutions or a sale of substantially all of the assets of the corporation.

Neither the Nevada Law nor the Florida Law require shareholder approval by the shareholders of a surviving corporation in a merger or consolidation as long as the surviving corporation issues no more than 20% of its voting stock in the transaction. Therefore, there will not be any significant difference in the rights of shareholders with respect to this issue.

Affiliated Transactions. Both the Florida Law and the Nevada Law contain provisions restricting the ability of a corporation to engage in business combinations with an interested shareholder.

The Florida Law provides that an "affiliated transaction" with an "interested shareholder" must generally be approved by the affirmative vote of the holders of two-thirds of the voting shares, other than the shares owned by the interested shareholder. An interested shareholder is any person who is the beneficial owner of more than 10% of the outstanding voting stock of the corporation. The transactions covered by the statute include, with certain exceptions, (a) mergers and consolidations to which the corporation and the interested shareholder are parties, (b) sales or other dispositions of substantial amounts of the corporation's assets to the interested shareholder,
(c) issuances by the corporation of substantial amounts of its securities to the interested shareholder, (d) the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the interested shareholder, (e) any reclassification of the corporation's securities that has the effect of substantially increasing the percentage of outstanding voting shares of the corporation beneficially owned by the interested shareholder, and (f) the receipt by the interested shareholder of certain loans or other financial assistance from the corporation.

Under Florida Law, the two-thirds approval requirement does not apply if, among other things: (a) the transaction has been approved by a majority of the corporation's disinterested directors (as defined in the statute), (b) the interested shareholder has been the beneficial owner of at least 80% of the corporation's outstanding voting shares for at least five years preceding the transaction, (c) the interested shareholder is the beneficial owner of at least 90% of the outstanding voting shares, (d) the corporation has not had more than 300 shareholders of record at any time during the preceding three years, (e) the corporation is an investment company under the Investment Company Act of 1940, or (f) certain fair price and procedural requirements are satisfied.

Florida Law permits a corporation to elect out of provisions imposing restrictions on affiliate transactions. The Articles of Incorporation of SHPE do not contain a clause electing not to be governed by the affiliate transaction provisions of the Florida Law.

The Nevada Law applies solely to domestic corporations with 200 or more shareholders when at least 100 shareholders are residents of Nevada, unless the articles of incorporation of the corporation provides otherwise. The Nevada Law provides that an "affiliated transaction" with an "interested shareholder" that occurs within three years after an interested shareholder acquires shares must generally have been approved by the board of directors of the corporation prior to the acquisition of shares by the interested shareholder.

Under Nevada Law an affiliated transaction with an interested shareholder that occurs after three years after an interested shareholder acquires shares must generally be either approved by the affirmative vote of the holders of a majority of the voting shares, other than the shares owned by the interested shareholder, or by the board of directors of the corporation prior to the acquisition of shares by the interested shareholder, unless the consideration received by the shareholders meets certain fair value requirements. The definition of "affiliated transaction" and "interested shareholder" are substantially the same as under Florida Law.

As in Florida, a Nevada corporation may opt-out of the provisions imposing restrictions on affiliate transactions. The new Articles of Incorporation of North Coast will not contain a clause electing not to be governed by the affiliate transaction provisions of the Nevada Law. Therefore there are differences in shareholder rights under Florida Law and Nevada Law with respect to affiliated transactions.

Control-Share Acquisitions. Both Florida and Nevada law contain provisions that are intended to benefit companies that are the object of takeover attempts and their shareholders. SHPE, however, cannot avail itself of the benefits of Florida's control-share acquisition statute. This statute applies only to Florida corporations that has (1) 100 or more shareholders, (2) its principal place of business, its principal office or substantial assets in Florida, and
(3) either (a) more than 10% of its shareholders reside in Florida, (b) more than 10% of its shares are owned by residents of Florida, or (c) 1,000 of its shareholders reside in Florida. Shares held by banks (except as trustee or guardian), brokers, or nominees are disregarded for purposes of calculating the percentage or number of residents. SHPE does not meet these requirements and therefore the Florida control-share acquisition statute does not apply to SHPE.

Nevada's control-share acquisition statutes prohibit an acquiror, under certain circumstances, from voting shares of a target corporation's stock after crossing certain threshold ownership percentages unless the acquiror obtains the approval of the target corporation's shareholders. This statute is designed to prevent any party from obtaining control of the voting rights of a corporation without approval of the shareholders of the corporation.

The Nevada statute applies solely to domestic corporations that do business in Nevada directly or through an affiliated corporation and the corporation has 200 or more shareholders when at least 100 shareholders are residents of Nevada. Upon completion of the reincorporation in Nevada, North Coast may become subject to the control-share acquisition statutes in Nevada in the future upon meeting the aforementioned criteria.

Under the Nevada statute, any person ("Acquiring Person") who acquires shares of any public corporation in excess of 20% will not be permitted to vote those shares or any other shares acquired within 90 days or acquired pursuant to a plan to make a control-share acquisition unless the remaining shareholders vote to enfranchise the control-shares. The Acquiring Person, officers, and employee-directors of the corporation may not vote on the matter. The issue of voting rights for the Acquiring Person's control-shares must be submitted to a shareholder vote, if requested by the Acquiring Person, at a special meeting to be held within 50 days of the request, provided the Acquiring Person delivers a statement with prescribed disclosures at the time of the request and undertakes to pay the cost of the special meeting.

If the measure is approved, all shareholders are entitled to dissenters' rights based on the highest price paid for the control-shares by the Acquiring Person unless otherwise provided in the corporation's articles of incorporation or bylaws. If the measure is not approved, or if the Acquiring Person elects not to deliver a disclosure  statement to the issuing public corporation within 10 days after the last acquisition of control-shares by the Acquiring Person, the corporation has the right to acquire the control-shares for "fair value" if its articles of incorporation provided for such a buy-back prior to the control-share acquisition. If a corporation does not desire to be bound by the Nevada control-share acquisition statutes, it may opt out of them if its articles of incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest state that the sections do not apply. North Coast will not have provisions in its Articles of Incorporation or Bylaws limiting such statutes.

Therefore, North Coast will become subject to the control-share acquisition statutes at such time as it has at least 100 shareholders who are residents of Nevada and North Coast does business in Nevada directly or through an affiliated corporation. SHPE's Board of Directors believes that shareholders would benefit from the control-share acquisition statute because it would give them a statutory right to receive important information about any person seeking to take over North Coast.

Dissenters' Rights. Appraisal rights permit dissenting shareholders of a corporation engaged in certain major corporate transactions to receive cash

Under Florida Law, shareholders are entitled to dissenters' rights in the event of (a) the consummation of a plan of merger, if the shareholder is entitled to vote on the merger or if the corporation is a subsidiary that is merged with its parent; (b) the consummation of a sale or exchange of all of substantially all the assets of a corporation other than in the usual and regular course of business; (c) amendments to the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect the rights of preferences of shareholders; (d) consummation of a plan of share exchange to which the corporation is a party as the corporation, the shares of which will be acquired, if the shareholder is entitled to vote on the plan; (e) the approval of a control-share acquisition pursuant to Florida law; and (f) any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his shares.

Under Florida Law, unless the articles of incorporation provide otherwise, no appraisal rights are available for the shares of any class or series of stock, which, at the record date for the meeting held to approve such transaction, were either (1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or (2) held of record by more than 2,000 shareholders.

Under Nevada Law, shareholders are entitled to dissenters' rights in the event of (a) a merger in which the shareholder is entitled to vote or if the corporation is a subsidiary that is merged with its parent; (b) consummation of a plan of share exchange to which the corporation is a party as the corporation shares of which will be acquired, if the shareholder is entitled to vote on the plan; and (c) any corporate action taken pursuant to a vote of the shareholders that the articles of incorporation, by laws or a resolution of the board of directors provided that voting or non-voting shareholders are entitled to dissent and obtain payment for their shares.

Under Nevada Law, unless provided in the articles of incorporation or certain other conditions are met, no appraisal rights are available for the shares of any class or series of stock, which, at the record date for the meeting to approve such transaction, were either listed on a national securities exchange, included in the National Market System by the NASD or held of record by more than 2,000 shareholders.

Therefore, there are no significant differences in shareholder rights to appraisal rights under Nevada Law when compared to Florida Law, although there are some differences under the laws of the two states.

Possible Disadvantages of the Reincorporation

Despite the belief of the Board of Directors that the Reincorporation is in the best interests of SHPE and its shareholders, shareholders should be aware that many of the provisions in the North Coast Articles of Incorporation, and Bylaws and under Nevada Law have not yet received extensive scrutiny and interpretation by the Nevada courts.

The Board of Directors, however, believes Nevada Law will provide SHPE with the comprehensive, flexible structure which it needs to operate effectively.

Certain Federal Income Tax Consequences

The reincorporation provided for in the Merger Agreement is intended to be tax-free under the Internal Revenue Code of 1986, as amended. Accordingly, it is expected that under present federal income tax laws, no gain or loss will be recognized by SHPE, North Coast or the holders of Common Stock of SHPE as a result of the consummation of the Reincorporation. The effect of state tax laws upon shareholders may vary from state to state. Each former holder of SHPE shares will have the same basis in the North Coast shares received by him pursuant to the Reincorporation as he has in SHPE shares held by him at the time of consummation of the Reincorporation, and his holding period with respect to such North Coast shares will include the period during which he held the corresponding SHPE shares, provided the latter were held by him as capital assets at the time of consummation of the Reincorporation. The foregoing is only a summary of the federal income tax consequences and is not tax advice. SHPE has not secured, nor does it intend to secure, any ruling from the Internal Revenue Service on the nontaxable nature of the transaction.

A successful challenge by the Internal Revenue Service to the tax-free status of the Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of SHPE Common Stock converted in the Reincorporation equal to the difference between that shareholder's basis in such shares and the fair market value, as of the time of the Reincorporation, of the North Coast Common Stock converted in the Reincorporation. In such event, a shareholder's aggregate basis in the shares of North Coast Common Stock acquired in the Reincorporation would equal the fair market value of all such shares, and such shareholder's holding period for such shares would not include the period during which such shareholder held SHPE Common Stock.

State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described generally above. Shareholders should consult their own tax advisors as to the effect of the Reincorporation under applicable federal, state, local or foreign income tax laws.

For financial accounting purposes, the Reincorporation will be accounted for as a reincorporation. Accordingly, there will be no impact on the carrying amount of assets or liabilities of SHPE as currently reported. EACH SHAREHOLDER IS URGED TO CONSULT WITH HIS OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCE, IF ANY, TO HIM OF THE REINCORPORATION.

Securities Act Consequences

The shares of North Coast to be issued in exchange for shares of the SHPE are not being registered under the Securities Act of 1933, as amended (the "Securities Act"). In that respect, North Coast is relying on Rule 145(a)(2) of the Securities and Exchange Commission (the "Commission") under the Securities Act, which provides that a merger which has as its sole purpose a change in the domicile of the corporation does not involve the sale of securities for purposes of the Securities Act. After the Reincorporation, North Coast will be a publicly held Company, its Common Stock is expected to be quoted on the OTC Bulletin board and it will file with the Commission and provide to its shareholders the same type of information that SHPE has previously filed and provided. Shareholders whose stock in SHPE is fully tradable before the Reincorporation will receive freely tradable shares of North Coast. Shareholders holding restricted securities of SHPE will receive stock certificates of North Coast bearing the same restrictive legend as appears on their present stock certificates, and their shares of stock in North Coast will be subject to the same restrictions on transfer as those which their present shares of stock in SHPE are subject. For purposes of computing compliance with the holding period of Rule 144, shareholders will be deemed to have acquired their shares of North Coast Common Stock on the date they acquired their shares of SHPE Common Stock. In summary, North Coast and its shareholders will be in the same respective position under the federal securities laws after the Reincorporation as were SHPE and its shareholders prior to the Reincorporation.

Vote Required

Pursuant to Florida Law and the current articles of incorporation, the affirmative vote of the holders of a majority of the outstanding shares of SHPE's Common Stock is required for approval of the Reincorporation of the SHPE in Nevada. Approval of the Reincorporation Proposal by shareholders of SHPE constitutes specific approval of the Merger Agreement, the North Coast' Articles on Incorporation and Bylaws, and of all other transactions and proceedings relating to the Reincorporation, including ratification of the directors of SHPE. A majority of the outstanding shares approved the Reincorporation by written consent.

Dissenters' Rights of Appraisal for the Reincorporation

Florida law entitles the holders of record of shares of SHPE commo stock who follow the procedures specified in Section 607.1320 of the Florida Business Corporation Act to have their shares appraised and to receive the "fair value" of such shares, which means the value of the shares at the close of business on the day prior to SHPE shareholders' approval, excluding any appreciation or depreciation in anticipation of the corporate actions unless exclusion would be inequitable. The right to dissent is provided in Section 607.1302, which provides SHPE stockholders the right to dissent if the corporate action involves, among other things, the consummation of a plan of merger or the sale of substantially all of the assets of the corporation. Accordingly, a shareholder who dissents with respect to the Reincorporation shall be entitled to dissent. A shareholder may dissent as to less than all the shares of SHPE common stock registered in his or her name. Section 607.1302(5) of the Florida Business Corporation Act provides that a shareholder entitled to dissent and obtain payment for his shares may not challenge the corporate action unless the corporate action is unlawful or fraudulent as to the shareholder or the corporation. In order to exercise your rights as a dissenting shareholder and obtain appraisal of and the fair value for your common stock of SHPE, you must demand and perfect the rights in accordance with Section 607.1320 of the Florida Business Corporation Act. The following is a summary of that Section of the Florida Business Corporation Act and is qualified in its entirety by reference to Section 607.1320, a copy of which, including all the provisions relating to dissenters and appraisal rights, is attached to this Information statement as EXHIBIT D. SHPE shareholders should carefully review Section 607.1320 as well as the information discussed below to determine their rights to an appraisal. It is also suggested shareholders consider seeking the advice of counsel.

IF SHAREHOLDERS DO NOT COMPLY WITH THE DEADLINES AND PROCEDURES SPECIFIED IN THE FLORIDA BUSINESS CORPORATION ACT, THEY MAY LOSE THEIR DISSENTERS' RIGHTS OF APPRAISAL. If a shareholder of SHPE elects to exercise the right to an appraisal under Section 607.1320 of the Florida Business Corporation Act, such shareholder must do ALL of the following:

 . deliver to the Secretary of SHPE, Terrence K. Picken, 8756 - 122nd Avenue NE, Kirkland WA, 98033, before the effective date of the Reincorporation, estimated to be August 31, 2000, written notice of their intent to demand payment for their shares of Common Stock of SHPE.

MERELY DOING NOTHING WILL NOT CONSTITUTE A NOTICE OF INTENT TO EXERCISE DISSENTERS' RIGHTS OF APPRAISAL UNDER THE FLORIDA BUSINESS CORPORATION ACT.

SHPE Shareholders owning a majority of the shares of SHPE have already approved the Reincorporation by written consent dated July 27th, 2000. This Information Statement shall constitute written notice of such shareholder approval of the Reincorporation. Within 20 days after the SHPE's notice to you of the Reincorporation approval, any shareholder of SHPE who elects to dissent shall file with SHPE:

 . a notice of such election, stating the shareholder's name and address and the number of SHPE shares of common stock to which he dissents;

 .  a demand for the payment of the fair value of his shares of SHPE; and

 . deposit with SHPE his shares of common stock of SHPE. Shareholders' failure to timely file their elections to dissent shall subject them to the terms of the Reincorporation.

Filing of the notice of election to dissent entitles shareholders only to payment of the fair value of their shares of common stock of SHPE as provided in
Section 607.1320 of the Florida Business Corporation Act, and they shall not be entitled to vote or exercise any other rights as a SHPE shareholder. Shareholders may withdraw in writing their notice of election to dissent any time before SHPE makes its offer to dissenting shareholders of its estimate of the fair value of SHPE common stock (discussed below). After such offer, no withdrawal of a shareholder's election to dissent may be made without SHPE's consent. Shareholders' right to be paid the fair value of their SHPE shares of common stock shall cease and they will be reinstated to their status and rights of a SHPE shareholder as of the date of their filing of their notice of election to dissent if:

 . your demand for appraisal is withdrawn in accordance with Section 607.1320 of the Florida Business Corporation Act;

 .  no demand for a fair value determination by a court has been timely made; or

 . the court determines the shareholder is not entitled to relief provided by the dissenting shareholder provisions of the Florida Business Corporation Act.

IF SHAREHOLDERS ARE CONSIDERING SEEKING DISSENTERS' RIGHTS OF APPRAISAL, THEY SHOULD BE AWARE THAT THE FAIR VALUE OF THEIR SHARES AS DETERMINED UNDER THE APPLICABLE PROVISIONS OF THE FLORIDA BUSINESS CORPORATION ACT COULD BE GREATER THAN, THE SAME AS OR LESS THAN THE MERGER CONSIDERATION.

Within 10 days of the later of (i) expiration of the period in which shareholders may file their notice of election to dissent, or (ii) after the Reincorporation is effected, i.e., the Effective Date of the Reincorporation, estimated to be September 6, 2000 (but no later than 90 days from the date of shareholder approval of the Reincorporation), SHPE shall make a written offer to dissenting shareholders to pay an amount it estimates to be the fair value of SHPE common stock. SHPE's offer shall be accompanied by:

 . SHPE's balance sheet as of the latest available date but not more than 12 months prior to SHPE offer; and

 . SHPE's profit and loss statement for the 12-month period ended on the date of such balance sheet.

If within 30 days from SHPE's offer the dissenting shareholder accepts the same, SHPE shall make the payment within 90 days of the later of (i) its offer, or
(ii) the Effective Date of the Reincorporation. Upon payment of the agreed value, the dissenting shareholder ceases to have any interest in the shares.

If either:

 .  SHPE fails to make a timely offer; or

 . SHPE's offer is rejected by the dissenting shareholder within 30 days of such offer,

then SHPE within 30 days of written denial by the dissenting shareholder given within 60 days from the Effective Date of the Reincorporation shall, or at its election at any time within such period of 60 days may, file an action in a Florida court of appropriate jurisdiction requesting determination of the fair value of SHPE's common stock.

The court shall also determine whether the shareholder is entitled to payment. If SHPE fails to initiate proceedings, the dissenting shareholder may do so in the name of SHPE. All dissenting shareholders shall be made parties to the fair value proceedings  other than those  dissenting  shareholders who have accepted
SHPE's offer of payment. The court may appoint one or more appraisers to receive evidence and recommend a decision on the fair value of the shares. The court may indicate a fair interest rate. SHPE shall pay each dissenting shareholder the amount determined to be due such shareholder within 10 days of the court's determination. Upon payment, the dissenting shareholder shall cease to have any interest in the shares. The court will determine all costs of the proceeding, including the reasonable compensation and expenses of court- appointed appraisers. SHPE generally will pay these costs, but the court may order the dissenting shareholders to pay some of them, in amounts the court finds equitable, if the court finds that the shareholders acted arbitrarily, vexatiously or not in good faith in demanding payment.

Shares of North Coast common stock into which SHPE shares of such dissenting shareholders would have been converted shall have the status of authorized but unissued shares. The responsibility for any payments to dissenting shareholders and all costs relating to any proceedings relating to dissenting shareholder payments are included in SHPE Liabilities being assumed by North Coast. The foregoing is only a summary of the applicable provisions of the Florida Business Corporation Act, and is qualified in its entirety by reference to the full text of such provisions, which is included in EXHIBIT D.

NAME CHANGE

SHPE's Board of Directors and holders of more than a majority of its voting common stock have determined that it would be in the best interest of SHPE and its stockholders to adopt the Articles of Incorporation of North Coast to change SHPE's name to "North Coast Productions, Inc." SHPE adopted the business plan of North Coast at the time the two companies were merged, and the merger agreements provided that the name would be changed. The Stock Purchase Agreement and the Agreement and Plan of Merger were effective March 31, 2000 and were disclosed previously in SHPE's Form 8-k filed on April 3, 2000, SHPE's Form 8-k filed on April 24, 2000 and SHPE's Form 10-QSB filed on May 18, 2000. The Board of Directors and a majority of shareholders believe that the name will reflect the Company's ongoing business of producing movies in the entertainment industry. Reincorporation in Nevada and the name change will be effected as part of the reincorporation process.

INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

General

The Articles of Incorporation of SHPE currently authorize SHPE to issue up to fifty million (50,000,000) shares of Common Stock, par value $.0001. After the Reincorporation, the Articles of Incorporation of North Coast provide for two hundred million (200,000,000) authorized shares of Common Stock, $.001 par value, and fifty million (50,000,000) shares of Preferred Stock, $.001 par value.

Capitalization

The Board of Directors and the majority shareholders believe that it is prudent to increase the authorized number of shares of Common Stock to two hundred million (200,000,000) shares in order to provide a reserve of shares available for issuance to meet business needs as they arise. Like most companies, SHPE has historically maintained a substantial reserve of authorized but unissued shares in order to avoid the time and expense of seeking shareholder approval each time it needs to make a new issuance of Common Stock in light of possible future activities which the Board of Directors deem to be in the best interests of the shareholders. Such future activities may include, without limitation, financing, establishing strategic relationships with corporate partners, providing equity incentives to employees, officers or directors, and outside consultants or effecting stock splits or dividends. The additional shares of Common Stock authorized may also be used to acquire or invest in complementary businesses or products or to obtain the right to use complementary technologies. Although North Coast has no present obligation to issue additional shares of Common Stock, North Coast continues to evaluate and conduct discussions with third parties with respect to potential acquisitions or investments. However, the probability that North Coast will enter into any such transaction is presently uncertain.

The increase in the number of authorized shares of Common Stock after Reincorporation will not affect the rights, privileges, and preferences of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of Common Stock outstanding.

After the increase in the number of authorized shares of Common Stock resulting from the Reincorporation, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the stockholders, except as provided under Nevada corporate law or under the rules of any national securities exchange on which shares of Common Stock of North Coast are then listed. Current holders of Common Stock have no preemptive or like rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their ownership interest therein. The issuance of additional shares of Common Stock would decrease the proportionate equity interest of the Company's current stockholders and, depending upon the price paid for such additional shares, could result in dilution to the Company's current stockholders.

Preferred Stock

The Board of Directors will establish all rights associated with the Preferred Stock at the time of the issuance of the Preferred Stock. The Board of Directors may create one or more classes of Preferred Stock with such rights and preferences the Board of Directors deems advisable with respect to the purpose for which the Preferred Stock is issued. Such rights and preferences could include voting rights, the right to receive dividends or distributions, and preferences not otherwise available to holders of Common Stock upon the dissolution or liquidation of the Company. North Coast could issue shares of Preferred Stock at a price less than market or book value.

North Coast currently has no plans to issue any shares of Preferred stock. In the future, should the Board of Directors approve a transaction involving the issuance of shares of preferred Stock, it is the present intention of the Board of Directors to authorize such issuances of shares without further shareholder approval, unless otherwise required by law or regulation or deemed advisable by North Coast in connection with listing rules or otherwise. The Board of Directors believes that the delay caused by the necessity of obtaining shareholder approval for a specific issuance could be to the detriment of the Company and its stockholders.

Issuance of Preferred Stock could result in the dilution of the stockholders' equity per share and could reduce the percentage ownership of Common Stock by existing stockholders who do not have preemptive rights. Additionally, issuances of shares of Preferred Stock could result in the holders of shares of Preferred Stock having preferential rights not available to the holders of Common Stock. Holders of Common Stock have no preemptive rights and accordingly, stockholders would not have any preemptive rights to purchase any shares of Preferred Stock when issued. These amendments will take effect twenty days after mailing this information to shareholders.

STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED

As of July 27, 2000 the Company had 48,329,510 issued and outstanding shares of Common Stock, each of which is entitled one vote on any matter brought to a vote of the Company's stockholders. A group of 14 shareholders owns in the aggregate 26,666,666 shares of Common Stock (55.2% of the issued and outstanding shares of Common Stock). By The Written Consent In Lieu of Meeting dated July 27, 2000, those 14 shareholders approved the Reincorporation of SHPE, a Florida corporation, to North Coast, a Nevada corporation. Such action by written consent is sufficient to satisfy the applicable requirements of Florida and Nevada law that any amendment of the Company's Articles of Incorporation be approved by the stockholders. Accordingly, the stockholders will not be asked to take further action on the Reincorporation or the Merger at any future meeting.

                                   EXHIBIT A
                             AGREEMENT OF MERGER AND
                        PLAN OF MERGER AND REORGANIZATION

Agreement of Merger and Plan of Merger and Reorganization dated July 27, 2000, by and between The Storm High Performance Sound Corp, a \Florida corporation ("SHPE"), and North Coast Productions, Inc, a Nevada corporation ("North Coast") (hereinafter, SHPE and North Coast being called the "Constituent Corporations").

                                    WHEREAS:

     1. The Boards of Directors of SHPE and North Coast have resolved that SHPE be merged (hereinafter called the "Merger") under and pursuant to the Nevada Statutes Revised and the Florida Business Corporation Act into a single corporation existing under the laws of the State of Nevada, to wit, North Coast, which shall be the surviving corporation (such corporation in its capacity as such surviving corporation being sometimes referred to herein as the "Surviving Corporation") in a transaction qualifying as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended;

     2. The authorized capital stock of SHPE consists of 50,000,000 shares of capital stock with a par value of $.0001 per share (hereinafter called "SHPE Stock"), 48,329,510 shares of which are issued and outstanding;

     3. The authorized capital stock of North Coast consists of (a) 200,000,000 shares of common stock with a par value of $.001 per share (hereinafter called "North Coast Stock"), 1,000 shares of which are issued and outstanding, and (b) 50,000,000 shares of preferred stock with a par value of $.001 per share, none of which are issued and outstanding; and

     4. The respective Boards of Directors of SHPE and North Coast have approved the Merger upon the terms and conditions hereinafter set forth and have approved this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants herein contained, the parties hereto hereby agree, in accordance with the Nevada Revised Statutes and the Florida Business Corporation Act, that SHPE shall be, at the Effective Date (as hereinafter defined), merged into a single corporation existing under the laws of the State of Nevada, to wit, North Coast, which shall be the Surviving Corporation, and the parties hereto adopt and agree to the following agreements, terms and conditions relating to the Merger and the mode of carrying the same into effect:

I.  SHAREHOLDERS' CONSENTS; FILINGS; EFFECTS OF MERGER

     1.1. Action by Shareholders of SHPE. SHPE shall obtain the approval of its shareholders, in accordance with the Florida Business Corporation Act, at the earliest practicable date, which written consent shall, among other matters, adopt and ratify this Agreement.

     1.2. Action by SHPE as Sole Shareholder of North Coast. At the earliest practicable date, SHPE, as the sole shareholder of North Coast, shall adopt this Agreement in accordance with the Nevada Revised Statutes.

     1.3. Filing of Articles of Merger; Effective Date. If (a) this Agreement is adopted by the shareholders of SHPE, in accordance with the Florida Business Corporation Act, (b) this Agreement has been adopted by SHPE as the sole shareholder of North Coast, in accordance with the Nevada Revised Statutes, and
(c) this Agreement is not thereafter, and has not theretofore been, terminated or abandoned as permitted by the provisions hereof, then an Articles of Merger shall be filed and recorded in accordance with the Nevada Revised Statutes and an Articles of Merger shall be filed and recorded in accordance with the Florida Business Corporation Act. Such filings shall be made on the same day. The Merger shall become effective at 9:00 A.M. on the calendar day following the day of such filing in Nevada, which date and time is herein referred to as the "Effective Date".

     1.4. Certain Effects of Merger. On the Effective Date, the separate existence of SHPE shall cease, and SHPE shall be merged into North Coast which, as the

Surviving Corporation,  shall possess all the rights, privileges,  powers and franchises, of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; and all and singular, the rights, privileges, powers and franchises of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to the Constituent Corporations on whatever account, as well as for stock subscriptions and all other things in action or belonging to such Constituent Corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise, under the laws of Florida, Nevada or any other jurisdiction, in any of the Constituent Corporations, shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. At any time, or from time to time, after the Effective Date, the last acting officers of SHPE, or the corresponding officers of the Surviving Corporation, may, in the name of SHPE, execute and deliver all such proper deeds, assignments and other instruments and take or cause to be taken all such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest, perfect or confirm in the Surviving Corporation title to and possession of all of the Constituent Corporations' property, rights, privileges, powers, franchises, immunities and interests and otherwise to carry out the purposes of this Agreement.

II.  NAME OF SURVIVING CORPORATION; ARTICLES OF INCORPORATION; BYLAWS

     2.1. Name of Surviving Corporation. The name of the surviving corporation from and after the Effective Date shall be "North Coast Productions, Inc.", ("North Coast") which name shall be reflected in an Articles of Amendment to Articles of Incorporation filed with the Secretary of State of Nevada.

     2.2. Articles of Incorporation. The Amended Articles of Incorporation of North Coast as in effect on the date hereof shall, from and after the Effective Date, be and continue to be the Amended Articles of Incorporation of the Surviving Corporation, until changed or amended as provided by law.

     2.3. Bylaws. The Bylaws of North Coast, as in effect immediately before the Effective Date, shall, from and after the Effective Date, be and continue to be the Bylaws of the Surviving Corporation, until amended as provided therein.

III.  STATUS AND CONVERSION OF SECURITIES

     The manner and basis of converting the shares of the capital stock of the Constituent Corporations and the nature and amount of securities of North Coast which the holder of shares of SHPE Stock are to receive in exchange for such shares are as follows:

     3.1. SHPE Stock. Each share of SHPE Stock which shall be issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and upon request of the holder thereof, be converted into one (1) fully paid share of North Coast Stock.

     3.2. North Coast Stock Held by SHPE. All issued and outstanding shares of North Coast Stock held by SHPE immediately before the Effective Date shall, by virtue of the Merger and at the Effective Date, cease to exist and the certificate(s) representing such shares shall be cancelled.

     3.3. Surrender of Certificates. After the Effective Date, certificates evidencing outstanding shares of SHPE Stock shall evidence the right of the holder thereof to receive a certificate(s) for shares of North Coast Stock as aforesaid. Holders of certificates representing shares of SHPE Stock, upon surrender of such certificates to the transfer agent of the North Coast Stock to effect the exchange of certificates, shall be entitled to receive, upon such surrender, a certificate or certificates representing a like number of shares of North

Coast Stock. Until so surrendered, outstanding certificates for shares of SHPE Stock shall be deemed for all corporate purposes, including voting rights, subject to the further provisions of this Article 3, to evidence the ownership of the shares of North Coast Stock into which such shares of SHPE Stock have been so converted. No dividends or distributions will be paid to the person entitled to receive certificates for shares of North Coast Stock pursuant hereto until such person shall have surrendered his SHPE Stock certificates; but there shall be paid to the record holder of such certificate, with respect to the number of shares of North Coast Stock issued in exchange therefor (i) upon such surrender, the amount of any dividends or distributions with a record date after the Effective Date and before surrender which shall have become payable thereon since the Effective Date, without interest; and (ii) after such surrender, the amount of any dividends thereon with a record date after the Effective Date and before surrender and the payment date of which shall be after surrender, such amount to be paid on such payment date. If any certificate for shares of North Coast Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise be in proper form for transfer and that the person requesting such exchange pay to the transfer agent any transfer or other taxes required by reason of the issuance of a certificate for shares of North Coast Stock in any name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of the transfer agent that such tax has been paid or is not payable. At the Effective Date of the Merger, all shares of SHPE Stock which shall then be held in its treasury, if any, shall cease to exist, and all certificates representing such shares shall be cancelled.

     3.4 Fractional Shares. North Coast will not issue certificates representing fractional shares of North Coast Stock, upon the Merger. Rather, each holder of a fractional interest in North Coast Stock will receive the sum of $.001 for such fractional interest.

IV.  MISCELLANEOUS

     4.1. This Agreement may be terminated and the proposed Merger abandoned at any time before the Effective Date of the Merger, and whether before or after approval of this Agreement of Merger and Plan of Merger and Reorganization by the mutual agreement of the Board of Directors of the Constituent Corporations abandoning this Agreement of Merger and Plan of Merger and Reorganization.

     4.2. On and after the Effective Date of the Merger, the officers and directors of North Coast shall remain in such positions until their earlier resignation or removal.

     4.3. For the convenience of the parties hereto and to facilitate the filing of this Agreement of Merger and Plan of Merger and Reorganization, any number of counterparts hereof may be executed; and each such counterpart shall be deemed to be an original instrument.

     IN WITNESS WHEREOF, this Agreement has been executed by The Storm High Performance Sound Corp, a Florida corporation, and North Coast Productions, Inc, a Nevada corporation, all on the date first above written.

                                             SHPE:

                                 THE STORM HIGH PERFORMANCE SOUND CORP
ATTEST:                                      (a Florida corporation)


/s/                                          By: /s/
     Secretary                                   Patrick F. Charles
                                                 President

                                            NORTH COAST:

                                           NORTH COAST PRODUCTIONS, INC
ATTEST:                                     (a Nevada corporation)


/s/                                          By: /s/
Secretary                                        Patrick F. Charles
                                                 President

Exhibit B

Articles of Incorporation of The Storm High Performance Sound Corporation


KNOW ALL MEN BY THESE PRESENTS:

         That we the undersigned, have this day voluntarily associated ourselves together for the purpose of forming a corporation under the laws of the State of Nevada and do hereby certify:

ONE The name of this corporation is The Storm High Performance Sound Corporation


TWO The resident agent of said corporation shall be Pacific Corporate Services Inc., 5844 S. Pecos Road, Suite D, Las Vegas, NV 89120 and such other offices as may be determined by the By-Laws in and outside the State of Nevada.

THREE The objects to be transacted, business and pursuit and nature of the business, promoted or carried on by this corporation are and shall continue to be engaged in any lawful activity.

FOUR The members of the governing board shall be styled Directors and the first Board of Directors shall consist of one (1). The number of stockholders of said corporation shall consist of one (1). The number of directors and shareholders of this corporation may, from time to time, be increased or decreased by an amendment to the By-Laws of this corporation in that regard, and without the necessity of amending these Articles of Incorporation. The name and address of the first Board of Directors and of the Incorporation signing these Articles is as follows:

                                            Terrence K. Picken
                                            8756 - 122nd Avenue NE
                                            Kirkland, WA  98033

FIVE     The Corporation is to have perpetual existence.



SIX The total authorized capitalization of this Corporation shall be and is the sum of 100,000,000 shares Common Stock at $0.001 par value and 50,000,000 shares Preferred Stock at $0.001 par value, said stock to carry full voting power and the said shares shall be issued fully paid at such time as the Board of Directors may designate in exchange for cash, property, or services, the stock of other corporations or other values, rights, or things, and the judgement of the Board of Directors as to the value thereof shall be conclusive.

SEVEN The capital stock shall be and remain non-assessable. The private property of the stockholders shall not be liable for the debts or liabilities of the Corporation.

IN WITNESS WHEREOF, I have set my hand this 22nd day of February, 2000.

                                          /s/ Terrence K. Picken
                                          Terrence K. Picken


State of Washington
County of King

I certify that I know that Patrick F. Charles signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes herein mentioned.

Dated: February 24, 2000

                                           /s/ Corinne J. Weber
                                            Corinne J. Weber
                                            My appointment expires 6/15/2003


             CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                     THE STORM HIGH PERFORMANCE SOUND CORP.

THE UNDERSIGNED, Patrick F. Charles, President and Terrence K. Picken, Secretary of the corporation certify that:

1. The original articles were filed with the Office of the Secretary of State on February 28, 2000.

2. A meeting of the Board of Directors of the corporation was held on July 27, 2000. Pursuant to the July 27, 2000 meeting of the Board of Directors at which all of the Directors voted in favor of the following amendments, the company hereby adopts the following amendments to the Articles of Incorporation of this Corporation:

                                      ONE

Article One shall read: The name of this corporation is North Coast Productions Inc.

                                      SIX

Article Six shall read: The total authorized capitalization of this Corporation shall be and is the sum of 200,000,000 shares Common Stock at $0.001 par value and 50,000,000 shares Preferred Stock at $0.001 par value, said stock to carry full voting power and the said shares shall be issued fully paid at such time as the Board of Directors may designate in exchange for cash, property, or services, the stock of other corporations or other values, rights, or things, and the judgment of the board of Directors as to the value thereof shall be conclusive.

/s/ Patrick F. Charles
Patrick F. Charles, President

                                 State of Washington
                                 County of King
                                 Signed or attested before me on
                                 July 31, 2000
                                 /s/ Corinne J. Weber
                                 Corinne J. Weber, Notary Public
                                 My Appointment expires: 6/16/03

/s/ Terrence K. Picken
 Terrence K. Picken, Secretary

                                 State of Washington
                                 County of King
                                 Signed or attested before me on
                                 July 31, 2000
                                 /s/ Corinne J. Weber
                                 Corinne J. Weber, Notary Public
                                 My Appointment expires: 6/16/03


                                   EXHIBIT C

  BYLAWS OF THE STORM HIGH PERFORMANCE SOUND CORPORATION, a Nevada Corporation

Article 1  Offices

         Section 1. The registered office of this corporation shall be in the County of Clark, State of Nevada.

         Section 2. The corporation may also have offices at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE  2   Meeting of Stockholders

         Section 1. All annual meetings of the stockholders shall be held at the registered office of the corporation or at such other place within or without the State of Nevada as the Directors shall determine. Special meetings of the stockholders may be held at such time and place within or without the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

         Section 2. Annual meetings of the stockholders, shall be held on the 30th day of June, each year if not a legal holiday and, if a legal holiday, then on the next secular day following, or at such other time as may be set by the Board of Directors from time to time, at which the stockholders shall elect by vote, Board of Directors and transact such other business as may properly be brought before the meeting.

         Section 3. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the President or the Secretary or by resolution of the Board of Directors or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose of the proposed meeting.

         Section 4. Notices of meetings shall be in writing and signed by the President or Vice-President or the Secretary or an Assistant Secretary or by such other person or persons as the Directors shall designate. Such notice shall state the purpose or purposes for which the meeting is called and the time and the place, which may be within or without this State, where it is to be held. A copy of such notice shall be either delivered personally to or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten nor more than sixty days before such meeting. If mailed, it shall be directed to a stockholder at his address as it appears upon the records of the corporation and upon such mailing of any such notice, the service thereof shall be complete and the time of the notice shall begin to run from the date upon which such notice is


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deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. In the event of the transfer of stock after delivery of such notice of and prior to the holding of the meeting it shall not be necessary to deliver or mail notice of the meeting to the transferee.

         Section 5. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         Section 6. The holders of 10% of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stock holders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote there at, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

         Section 7. When a quorum is present or represented at any meeting, the vote of the holders of 10% of the stock having voting power present in person or represented by proxy shall be sufficient to elect directors or to decide any questions brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation, a different vote shall govern and control the decision of such question.

         Section 8. Each stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation. Upon the demand of any stockholder, the vote for Directors and the vote upon any question before the meeting shall be by ballot.

         Section 9. At any meeting of the stockholders any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No proxy or power of attorney to vote shall be used to vote at a meeting of the stockholders unless it shall have been filed with the secretary of the meeting when required by the inspectors of election. All questions regarding the qualifications of voters, the validity of proxies and the acceptance of or rejection of votes shall be decided by the inspectors of election who shall be appointed by the Board of Directors, or if not so appointed, then by the presiding officer of the meeting.

         Section 10. Any action which may be taken by the vote of the stockholders at a meeting may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the Articles of Incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.

ARTICLE  3 Directors

         Section 1. The business of the corporation shall be managed by its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

         Section 2. The number of Directors which shall constitute the whole board shall be One. The number of Directors may from time to time be increased or decreased to not less than one nor more than fifteen by action of the Board of Directors. The Directors shall be elected at the annual meeting of the stockholders and except as provided in Section 2 of this Article, each Director elected shall


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

hold office until his successor is elected and qualified. Directors need not be stockholders.

         Section 3. Vacancies in the Board of Directors including those caused by an increase in the number of directors, may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director, and each Director so elected shall hold office until his successor is elected at an annual or a special meeting of the stockholders. The holders of two-thirds of the outstanding shares of stock entitled to vote may at any time peremptorily terminate the term of office of all or any of the Directors by vote at a meeting called for such purpose or by a written statement filed with the secretary or, in his absence, with any other officer. Such removal shall be effective immediately, even if successors are not elected simultaneously and the vacancies on the Board of Directors resulting therefrom shall only be filled from the stockholders.

         A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any Directors, or if the authorized number of Directors be increased, or if the stockholders fail at any annual or special meeting of stockholders at which any Director or Directors are elected to elect the full authorized number of Directors to be voted for at that meeting.

         The stockholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors. If the Board of Directors accepts the resignation of a Director tendered to take effect at a future time, the Board or the stockholders shall have power to elect a successor to take office when the resignation is to become effective.

         No reduction of the authorized number of Directors shall have the effect of removing any Director prior to the expiration of his term of office.

ARTICLE  4  Meetings of the Board of Directors

         Section 1. Regular meetings of the Board of Directors shall be held at any place within or without the State which has been designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such designation regular meetings shall be held at the registered office of the corporation. Special meetings of the Board may be held either at a place so designated or at the registered office.

         Section 2. The first meeting of each newly elected Board of Directors shall be held immediately following the adjournment of the meeting of stockholders and at the place thereof. No notice of such meeting shall be necessary to the directors in order legally to constitute the meeting, provided a quorum be present. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given hereinafter provided for special meetings of the Board of Directors.

         Section 3. Regular meetings of the Board of Directors may be held without call or notice at such time and at such place as shall from time to time be fixed and determined by the Board of Directors.

         Section 4. Special meetings of the Board of Directors may be called by the Chairman or the President or by the Vice-President or by any two directors.

         Written notice of the time and place of special meetings shall be delivered personally to each director, or sent to each director by mail or by other form of written communication, charges prepaid, addressed to him at his address as it is shown upon the records or if not readily ascertainable, at the place in which the meetings of the directors are regularly held. In case such notice is mailed or facsimile transmitted, it shall be deposited in the United States mail or facsimile transmitted at least forty-eight (48) hours prior to the time of the holding of the meeting. In case such notice is delivered as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, facsimile transmittal or delivery as above provided shall be due, legal and personal notice to such director.

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         Section 5. Notice of the time and place of holding an adjourned meeting need not be given to the absent directors if the time and place be fixed at the meeting adjourned.

         Section 6. The transaction of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to holding such meeting, or approvals of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

         Section 7. A majority of the authorized number of directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number be required by law or by the Articles of Incorporation. Any action of a majority, although not at a regularly called meeting, and the record thereof, if assented to in writing by all of the other members of the Board shall be as valid and effective in all respects as if passed by the Board in regular meeting.

         Section 8. A quorum of the directors may adjourn any directors meeting to meet again at stated day and hour; provided, however, that in the absence of a quorum, a majority of the directors present at any directors meeting, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board.

ARTICLE  5  Committees of Directors

         Section 1. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more committees of the Board of Directors, each committee to consist of two or more of the directors of the corporation which, to the extent provided in the resolution, shall and may exercise the power of the Board of Directors in the management of the business and affairs of the corporation and may have power to authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by the Board of Directors. The members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. At meetings of such committees, a majority of the members or alternate members at any meeting at which there is a quorum shall be the act of the committee.

         Section  2.  The  committee   shall  keep  regular   minutes  of  their
proceedings and report the same to the Board of Directors.

         Section 3. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

ARTICLE  6  Compensation of Directors

         Section 1. The directors may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.

ARTICLE  7  Notices

         Section 1. Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses



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appearing on the books of the corporation.  Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by facsimile transmittal.

         Section 2. Whenever all parties entitled to vote at any meeting, whether of directors or stockholders consent, either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent to the consideration of which no object for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parities having the right to vote at such meeting; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

         Section 3. Whenever any notice whatever is required to be given under the provisions of the statutes, of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE  8  Officers

         Section 1. The officers of the corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer. Any person may hold two or more positions as officers.

         Section 2. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a Chairman of the Board who shall be a director, and shall choose a President, a Secretary and a Treasurer, none of whom need be directors.

         Section 3. The Board of Directors may appoint a Vice-Chairman of the Board, Vice-Presidents and one or more Assistant Secretaries and Assistant Treasurers and such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

         Section 4. The salaries and compensation of all officers of the corporation shall be fixed by the Board of Directors.

         Section 5. The officers of the corporation shall hold office at the pleasure of the Board of Directors. Any officer elected or appointed by the Board of Directors may be removed any time by the Board of Directors. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.

         Section 6. The Chairman of the Board shall, preside at meetings of the stockholders and the Board of Directors, and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chairman of the Board and the Vice-Chairman, if Vice Chairman is so appointed by the Board of Directors, shall be entitled to execute on behalf of the corporation all instruments requiring such execution except to the extent the signing and execution thereof shall be expressly designated by the Board of Directors to some other officer or agent of the corporation.

         Section 7. The Vice-Chairman shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform other such duties as the board of Directors may from time to time prescribe.

         Section 8. The President shall be the chief executive officer of the corporation, unless otherwise designated by the Board of Directors, and shall have active management of the business of the corporation. He shall execute on behalf of the corporation all instruments requiring such execution except to the extent the



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

signing and execution thereof shall be expressly designated by the Board of Directors to some other officer or agent of the corporation.

         Section 9. The Vice-President shall act under the direction of the President and in the absence or disability of the President shall perform the duties and exercise the powers of the president. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe. The Board of Directors may designate one or more Executive Vice-Presidents or may otherwise specify the order of seniority of the Vice-Presidents. The duties and powers of the President shall descend to the Vice-Presidents in such specified order of seniority.

         Section 10. The Secretary shall act under the direction of the President. Subject to the direction of the President he shall attend all meetings of the Board of Directors and all meetings of the stockholders and record the proceedings. He shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and will perform other such duties as may be prescribed by the President or the Board of Directors.

         Section 11. The Assistant Secretaries shall act under the direction of the President. In order of their seniority, unless otherwise determined by the President or the Board of Directors, they shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. They shall perform other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

         Section 12. The Treasurer shall act under the direction of the President. Subject to the direction of the President he shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation.

         Section 13. If required by the Board of Directors, he shall give the corporation a bond in such sum and with such surety as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

         Section 14. The Assistant Treasurer in the order of their seniority, unless otherwise determined by the President or the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

ARTICLE  9  Certificates of Stock

         Section 1. Every stockholder shall be entitled to have a certificate signed by the President or a Vice-President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by him in the corporation. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such stock.

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

         Section 2. If a certificate is signed (a) by a transfer agent other than the corporation or its employees or (b) by a registrar other than the corporation or its employees, the signatures of the officers of the corporation may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall cease to be such officer before such certificate is issued, such certificate may be issued with the same effect as though the person had not ceased to be such officer. The seal of the corporation, or a facsimile thereof, may, but need not be, affixed to certificates of stock.

         Section  3. The Board of  Directors  may  direct a new  certificate  or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

         Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation, if it is satisfied that all provisions of the laws and regulations applicable to the corporation regarding transfer and ownership of shares have been complied with, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         Section 5. The Board of Directors may fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purpose, as a record date for the termination of the stockholders entitled to notice of and to vote at any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to give such consent, and in such case, such stockholders, and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to notice of and to vote at such meeting, or any adjournment thereof, or to receive such payment of dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

         Section 6. The corporation shall be entitled to recognize the person registered on its books as the owner of shares to be the exclusive owner for all purposes including voting and dividends, and the corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE  10  General Provisions

         Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

         Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends or for repairing or



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

maintaining any property of the corporation or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

         Section 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         Section 4. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

         Section 5. The corporation may or may not have a corporate seal, as may from time to time be determined by resolution of the Board of Directors. If a corporate seal is adopted, it shall have inscribed thereon the name of the Corporation and the words "Corporate Seal" and "Nevada". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

ARTICLE  11  Indemnification

         Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under General Corporation Law of the State of Nevada time to time against all expenses, liability and loss (including attorney's fees, judgements, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

         The Board of Directors may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

         The Board of Directors may from time to time adopt further Bylaws with respect to indemnification and amend these and such Bylaws to provide at all times the fullest indemnification permitted by the General Corporation Law of the State of Nevada.

ARTICLE  12  Amendments

         Section 1. The Bylaws may be amended by a majority vote of all the stock issued and outstanding and entitled to vote at any annual or special meeting of the stockholders, provided notice of intention to amend shall have been contained in the notice of the meeting.

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

         Section 2. The Board of Directors by a majority vote of the whole Board at any meeting may amend these Bylaws, including Bylaws adopted by the stockholders, but the stockholders may from time to time specify particular provisions of the Bylaws which shall not be amended by the Board of Directors.

APPROVED AND ADOPTED this 1ST day of March, 2000.

CERTIFICATE OF SECRETARY

         I, Terrence K. Picken, hereby certify that I am the Secretary of The Storm High Performance Sound Corp., and the foregoing Bylaws, consisting of 9 pages, constitute the code of Bylaws of The Storm High Performance Sound Corp., as duly adopted at a regular meeting of the Board of Directors of the corporation held March 1, 2000.

         IN WITNESS WHEREOF, I have hereunto subscribed my name this 1st day of March, 2000.

                                  /s/ Terrence K Picken
                                  Secretary

EXHIBIT E

SECTIONS  607.1301,  607, 1302 AND 607.1320 OF THE FLORIDA BUSINESS  CORPORATION
ACT

 607.1301 Dissenters' rights; definitions.

   The following definitions apply to ss. 607.1302 and 607.1320:

   (1)  "Corporation"  means  the  issuer  of the  shares  held by a  dissenting
shareholder   before  the  corporate   action  or  the  surviving  or  acquiring
corporation by merger or share exchange of that issuer.

   (2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

   (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

607.1302 Right of shareholders to dissent.

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

   (1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

     (a) Consummation of a plan of merger to which the corporation is a party:

          1. If the shareholder is entitled to vote on the merger, or

          2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

     (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

     (c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

     (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

     (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

          1. Altering or abolishing any preemptive rights attached to any of his or her shares;

          2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

          3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

          4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

          5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

          6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

          7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

     (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

   (2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

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

   (3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

   (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

   (5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

   (6) Any and all actions which may have been taken pursuant to the provisions of s. 607.0732(2)(a), Florida Statutes, as it existed on May 15, 1993, subsequent to said date and prior to the effective date of this act are hereby ratified and confirmed, and shall be regarded as having the same status and authority as if this act had been in effect.

607-1320 Procedure for exercise of dissenters' rights.

   (1) (a) If a proposed corporate action creating dissenters' rights under s.
607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

     1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

     2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment. (b) If proposed corporate action creating dissenters' rights under s. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

   (2) Within 10 days after the shareholders' authorization date the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

   (3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

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

   (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

     (a) Such demand is withdrawn as provided in this section;

     (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

     (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

     (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

   (5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in, no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

     (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

     (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

   (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

   (7) If the corporation fails to make such offer within the period specified therefor in subsection (6) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make, such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders

(whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

   (8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

   (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

   (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

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